Exhibit 10.27

WRITTEN CONSENT OF THE

BOARD OF DIRECTORS OF

MCTC HOLDINGS, INC.

The undersigned, being members of the Board of Directors of MCTC Holdings, a Delaware corporation (the “Corporation”), hereby waive all requirements as to notice of meeting and hereby consent and agree to the adoption of the resolutions set forth below in lieu of taking such action at a meeting, pursuant to 141(f) of the Delaware General Corporation Law (“DGCL”) and Article IV, Section (c) and Section (g) of the Corporation’s Bylaws taking the following actions by unanimous written consent to be effective as of the July 1, 2019.

WHEREAS, the Corporation has determined that it is in the best interest of the Corporation to expand its portfolio of assets and acquire and/or purchase an existing company as its subsidiary of the Corporation.

WHEREAS, the Corporation has determined that it is in the best interest of the Corporation to acquire Action Nutraceuticals, Inc., a Nevada corporation (“Action”).

Action is in the development of and early stages of entering into the market of soft drinks. The Corporation shall purchase and acquire Action in the amount of one thousand dollars ($1,000.00), which shall be payable within 90-days of execution of a definitive agreement.

NOW, THEREFORE BE IT RESOLVED,

FURTHER RESOLVED, That any and all actions heretofore taken by the officer of the Corporation within the terms of the foregoing resolutions are hereby ratified, approved and confirmed, and declared to be the valid and binding acts and deeds of the Corporation; and

FURTHER RESOLVED, That the officer(s) of the Corporation be hereby authorized, directed and empowered to do all such other acts and things and to execute and deliver all such certificates or other documents and to take such other actions as he deems necessary or desirable to carry out the purposes and intents of the above resolutions.

IN WITNESS WHEREOF, the undersigned members of the Board of Directors have executed this instrument effective as of the date first written above.

[Signature Page Follows]

[Signature Page of the Written Action of the Board of Directors of MCTC Holdings, Inc.]

Effective as of this date: July 1, 2019

DIRECTORS

/s/ Robert L. Hymers, III
Robert L. Hymers, III

/s/ Edward Manolos
Edward Manolos

/s/ Dan Nguyen
Dan Nguyen

/s/ Arman Tabatabaei
Arman Tabatabaei

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